UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2010
Hanesbrands Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road	27105
Winston-Salem, NC	(Zip Code)
(Address of principal executive
offices)
Registrant’s telephone number, including area code: (336) 519-8080
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-1.1
EX-4.2
EX-4.4
EX-4.5
EX-10.1
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement
Issuance of Senior Notes due 2020
     On November 9, 2010, Hanesbrands Inc. (the “Company”) completed the sale of $1.0 billion in aggregate principal amount of 6.375% senior notes due 2020 (the “Notes”), at par. The Company received net proceeds, after deducting initial purchasers’ discounts and estimated offering expenses, of approximately $979 million. The Company used the net proceeds from the Notes offering to repay a portion of the borrowings outstanding under its existing senior secured credit facility, as well as to pay fees and expenses related to these transactions.
     The Notes were offered and sold pursuant to a purchase agreement, dated November 4, 2010 (the “Purchase Agreement”), between the Company and certain subsidiaries of the Company (the “Subsidiary Guarantors”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC and Goldman, Sachs & Co. as representatives of the several initial purchasers named therein (collectively, the “Initial Purchasers”), for resale to qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation S of the Securities Act of 1933, as amended (the “Securities Act”).
     Pursuant to the terms of the registration rights agreement dated November 9, 2010 (the “Registration Rights Agreement”) among the Company, the Subsidiary Guarantors, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC and Goldman, Sachs & Co., as representatives of the Initial Purchasers, the Company has agreed to offer to exchange substantially identical senior notes that have been registered under the Securities Act, as amended, for the Notes, or, in certain circumstances, to register resales of the Notes.
     The Notes were issued pursuant to an indenture, dated as of August 1, 2008 (the “Base Indenture”), among the Company, the subsidiary guarantors party thereto and Branch Banking and Trust Company as trustee (the “Trustee”), as amended and supplemented by the Fourth Supplemental Indenture (the “Supplemental Indenture” and with the Base Indenture, the “Indenture”) thereto, dated November 9, 2010, among the Company, the Subsidiary Guarantors and the Trustee. The Supplemental Indenture provides, among other things, that the Notes will be senior unsecured obligations of the Company. Interest is payable on the Notes on each December 15 and June 15, commencing June 15, 2011. The Company may redeem some or all of the Notes at any time prior to December 15, 2015 at a price equal to 100% of the principal amount of the Notes redeemed plus an applicable premium described in the Indenture. On or after December 15, 2015, the Company may redeem some or all of the Notes at redemption prices set forth in the Supplemental Indenture. In addition, at any time prior to December 15, 2013, the Company may redeem, with the net cash proceeds of certain equity offerings, up to 35% of the aggregate principal amount of the Notes at a redemption price of 106.375% of the principal amount of the Notes redeemed.
     The Company’s payment obligations under the Notes are fully and unconditionally guaranteed by substantially all of its current domestic subsidiaries (subject to certain exceptions) and by certain of its future restricted subsidiaries.
     The terms of the Indenture, among other things, limit the ability of the Company and its restricted subsidiaries to incur additional debt and issue preferred stock; make certain investments, pay dividends or distributions on its capital stock or make other restricted payments; sell assets, including capital stock of its restricted subsidiaries; restrict dividends or other payments by restricted subsidiaries; create liens that secure debt; enter into transactions with affiliates; and merge or consolidate with other entities.
     Subject to certain exceptions, in the event of a change of control of the Company (as defined in the Indenture), the Company will be required to give the holders of the Notes an opportunity to sell their Notes to the Company at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest and applicable Special Interest (as defined in the Indenture) to the date of repurchase.
     The Indenture contains customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other agreements in the Indenture; failure to pay certain other indebtedness; failure to pay certain final judgments; failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency.
     The Notes were issued in a transaction exempt from registration under the Securities Act and all state securities laws. Therefore, the Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This Form 8-K and the attached press release do not constitute an offer to sell any securities or a solicitation of an offer to purchase any securities.
     The Purchase Agreement, the Indenture, the form of Notes and the Registration Rights Agreement are filed as Exhibits 1.1, 4.1, 4.2, 4.3 and 10.1 to this Current Report on Form 8-K and are incorporated herein by reference. The above descriptions of the material terms of the Purchase Agreement, Indenture, Notes and Registration Rights Agreement are qualified in their entirety by reference to such exhibits.
     The Initial Purchasers and certain of their affiliates have provided from time to time, and may provide in the future, investment and commercial banking and financial advisory services to the Company and its affiliates in the ordinary course of business, for which they have received and may continue to receive customary fees and commissions. In particular, affiliates of some of the Initial Purchasers act as lenders under the Company’s senior secured credit facility. JPMorgan Chase Bank, N.A., an affiliate of J.P. Morgan Securities LLC, acts as administrative agent, collateral agent and lender under the Company’s senior secured credit facility and certain of the other Initial Purchasers and/or their affiliates act as agents and/or lenders thereunder. In addition, HSBC Securities (USA) Inc. and PNC Capital Markets LLC and/or certain of their affiliates act as agents and purchasers under the Company’s accounts receivable securitization facility.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The disclosures under Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference to Item 1.01 above.
Item 8.01. Other Events
     On November 1, 2010, the Company, the Subsidiary Guarantors and the Trustee executed supplemental indentures adding GearCo, Inc. and its subsidiaries to the indentures governing the Company’s 8.000% senior notes due 2016 (the “2016 Notes”) and the Company’s floating rate notes due 2014 (the “2014 Notes”). The supplemental indentures to the indentures governing the 2016 Notes and the 2014 Notes are furnished as Exhibits 4.4 and 4.5 to this Current Report on Form 8-K and are incorporated herein by reference.
     On November 9, 2010, the Company issued a press release announcing completion of the closing of the Notes offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     Statements in this Current Report on Form 8-K that are not statements of historical fact are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are made only as of the date of this report and are based on the Company’s current intent, beliefs, plans and expectations. They involve risks and uncertainties that could cause actual future results, performance or developments to differ materially from those described in or implied by such forward-looking statements. These risks and uncertainties include the risks identified from time to time in the Company’s most recent Securities and Exchange Commission reports, including the 2009 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, registration statements, press releases and other communications. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, other than as required by law.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Exhibit Number

1.1	Purchase Agreement, dated November 4, 2010 between Hanesbrands Inc., the subsidiary guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC and Goldman, Sachs & Co., as representatives of the Initial Purchasers.

4.1	Indenture, dated August 1, 2008 (the “Indenture”), between Hanesbrands Inc. and Branch Banking and Trust Company (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-3 (File No. 333-152733) filed August 1, 2008).

4.2	Fourth Supplemental Indenture, dated November 9, 2010, among Hanesbrands Inc., the subsidiary guarantors and Branch Banking and Trust Company, related to the Indenture.

4.3	Form of 6.375% Senior Note due 2020 (incorporated by reference to Exhibit 4.2 filed herewith).

4.4	Third Supplemental Indenture, dated November 1, 2010, between Hanesbrands Inc., the subsidiary guarantors and Branch Banking and Trust Company, related to the Indenture.

4.5	Second Supplemental Indenture, dated November 1, 2010, between Hanesbrands Inc., the subsidiary guarantors and Branch Banking and Trust Company, related to the Indenture, dated December 14, 2006, between Hanesbrands Inc., the subsidiary guarantors and Branch Banking and Trust Company.

10.1	Registration Rights Agreement, dated November 9, 2010, among Hanesbrands Inc., the guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC and Goldman, Sachs & Co., as representatives of the Initial Purchasers.

99.1	Press release dated November 9, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 9, 2010	HANESBRANDS INC.
	By:	/s/ E. Lee Wyatt Jr.
E. Lee Wyatt Jr.
Executive Vice President, Chief Financial Officer

Exhibit Table

1.1	Purchase Agreement, dated November 4, 2010 between Hanesbrands Inc., the subsidiary guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC and Goldman, Sachs & Co., as representatives of the Initial Purchasers.

4.1	Indenture, dated August 1, 2008 (the “Indenture”), between Hanesbrands Inc. and Branch Banking and Trust Company (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-3 (File No. 333-152733) filed August 1, 2008).

4.2	Fourth Supplemental Indenture, dated November 9, 2010, among Hanesbrands Inc., the subsidiary guarantors and Branch Banking and Trust Company, related to the Indenture.

4.3	Form of 6.375% Senior Note due 2020 (incorporated by reference to Exhibit 4.2 filed herewith).

4.4	Third Supplemental Indenture, dated November 1, 2010, between Hanesbrands Inc., the subsidiary guarantors and Branch Banking and Trust Company, related to the Indenture.

4.5	Second Supplemental Indenture, dated November 1, 2010, between Hanesbrands Inc., the subsidiary guarantors and Branch Banking and Trust Company, related to the Indenture, dated December 14, 2006, between Hanesbrands Inc., the subsidiary guarantors and Branch Banking and Trust Company.

10.1	Registration Rights Agreement, dated November 9, 2010, among Hanesbrands Inc., the guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC and Goldman, Sachs & Co., as representatives of the Initial Purchasers.

99.1	Press release dated November 9, 2010.